UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 24, 2021

CROWN PROPTECH ACQUISITIONS

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	333-252307	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

667 Madison Avenue 12th Floor New York, NY	10065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 563-6400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CPTK	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	CPTK WS	The New York Stock Exchange
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	CPTK.U	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. At issuance on February 11, 2021, the outstanding warrants (the “Warrants”) to purchase Class A ordinary shares of Crown PropTech Acquisitions (the “Company”) were accounted for as equity within the Company’s balance sheet and after discussion and evaluation, including with the Company’s independent registered public accounting firm, Marcum LLP (“Marcum”), the Company has concluded that its Warrants should be presented as liabilities as of the IPO date reported, at fair value, with subsequent fair value changes to be recorded in its financial statements at each reporting period.

On May 24, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s audited balance sheet as of February 11, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 18, 2021 should no longer be relied upon due to changes required to reclassify the Warrants as liabilities to align with the requirements set forth in the Statement. The Company plans to reflect this reclassification of the Warrants in its upcoming Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, to be filed with the SEC and plans to amend its Current Report on Form 8-K filed on February 18, 2021, to file the revised audited balance sheet as of February 11, 2021.

The Company’s management has concluded that in light of the classification error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

In addition, the audit report of Marcum included in Exhibit 99.1 to the Company’s Form 8-K filed on February 18, 2021 should no longer be relied upon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2021

CROWN PROPTECH ACQUISITIONS.

By:	/s/ Richard Chera
Richard Chera
Chief Executive Officer